Syntec Optics Holdings, Inc. (Nasdaq: OPTX) Reports Fourth Quarter 2023, Full Year 2023 and First Quarter 2024 Financial Results

Full Year 2023 Revenue and Adjusted EBITDA Grew Compared to 2022, Full Year 2023 Earnings per Share Rises to $0.06 from Negative $0.01 in 2022

May 24, 2024 07:26 ET | Source: **Syntec Optics**

ROCHESTER, NEW YORK, May 24, 2024 (GLOBE NEWSWIRE) -- Syntec Optics Holdings, Inc. ("Syntec Optics" or the "Company") (Nasdaq: OPTX), a leading provider of mission-critical optics to scientific and technical instruments and defense and aerospace OEMs, reported financial and operational results for the fourth quarter and full year of 2023 and also 2024 First Quarter.

Fourth Quarter 2023 Financial Highlights

- Net Sales of $8.3 million, increased from $7.1 million compared to Q4 2022
- Adjusted EBITDA was $1.3 million, compared to $1.1 million in Q4 2022
- Cash was $2.2 million, increased from $0.5 million in 2022 and debt decreased to $8.9 million from $9.9 million in 2022

Full Year 2023 Financial Highlights

- Net Sales of $29.4 million were higher compared to $27.8 million in 2022
- Adjusted EBITDA for the full year 2023 was $5.3 million, compared to $4.5 million in 2022
- Earnings per Share rises to $0.06 from Negative $0.01 in 2022
- Cash was $2.2 million, increased from $0.5 million in 2022 and debt decreased to $8.9 million from $9.9 million in 2022

First Quarter 2024 Financial Highlights

- Net Sales of $6.3 million, decreased from $6.9 million compared to Q1 2023
- Adjusted EBITDA was negative $0.7 million, compared to $1.0 million in Q1 2023
- Cash was $1.7 million, decreased from $2.2 million end of Quarter 4 2023, and debt decreased to $8.8 million from $8.9 million end of Quarter 4 2023

Operational and Business Highlights

- Entered Communications end market with the launch of space optics for Low Earth Orbit Satellites and recorded revenue of $5.3 million in the year 2023
- Launched three new products in defense in the third and fourth quarter of 2023
- Launched one new product in high precision biomedical optics in Quarter 4 2023
- Launched one product in biomedical disposable optics in Quarter 1 of 2024
- Launched one product in telecommunications microlens arrays in Quarter 4 2023 and created a higher volume production line in Quarter 1 2024

The calendar year 2023 was marked by record-high Net Sales and growth within a new end-market – Communications, while effectively managing the technical challenges of multiple product launches across various lines of capability. Syntec Optics leveraged a robust platform and continued to innovate, offering products for existing markets with existing customers using existing capabilities. Space Optics reached higher production levels. Next, high-precision biomedical mirrors achieve ramp, and low-weight hybrid optics used in night vision goggle systems are finalizing volume production OEM acceptances. Production ramp happens after the product comes off a higher volume line, meets customer specifications, and is integrated into the end product by the customer for final OEM acceptance. Even though some new products meet customer specifications, the OEM end-customer may introduce new parameters, extending the production ramp time.

Fourth Quarter and Full Year 2023 Financial and Operating Results

Fourth quarter 2023 Net Sales were $8.3 million, increased from $7.1 million compared to the fourth quarter of 2022. Full year 2023 Net sales increased by $1.6 million to $29.4 million for the years ended December 31, 2023, as compared to $27.8 million for the year ended December 31, 2022 with the higher production line running for space optics.

Fourth quarter 2023 Adjusted EBITDA was $1.3 million, compared to $1.1 million in the fourth quarter of 2022. Full year 2023 Adjusted EBITDA was $5.3 million, compared to $4.5 million in 2022.

The Company ended the fourth quarter of 2023 with $2.2 million in cash and $8.9 million in debt. Syntec Optics retains financial flexibility with access to an unused $4.4 million effective line of credit and a $5.0 million equipment line of credit.

First Quarter 2024 Financial and Operating Results

First quarter 2024 Net Sales were $6.3 million, decreased from $6.9 million compared to the first quarter of 2023. This decrease was primarily due to a delay in receiving nearly $2.3 million orders spread across the biomedical, consumer, and defense end markets, offset by an increase of $1.7 million in the communications end market over the prior year, 2023.

First quarter 2024 Adjusted EBITDA was negative $0.7 million, compared to $1.0 million in the first quarter of 2023. Contributing factors included 2024 trade show expenses, 2023-year-end audit expenses, and development costs of new products.

The Company ended the first quarter of 2024 with $1.7 million in cash and $8.8 million in debt. Syntec Optics retains financial flexibility with access to an unused $4.6 million line of credit and a $4.8 million equipment line of credit.

Full year 2023 earnings per share rises over 2022. Several new products were launched in 2023. Space optics achieved production ramp. In the First Quarter of 2024, the new product telecom microlens array advanced to the production ramp, the new biomedical mirrors approach the production ramp, and a new high-volume biomedical disposable optics product development was launched.

About Syntec

Syntec Optics Holdings, Inc. (Nasdaq: OPTX), headquartered in Rochester, NY, is one of the largest custom optics and photonics manufacturers in the United States. Operating for over two decades, Syntec Optics runs a state-of-the-art facility with extensive core capabilities of various optics manufacturing processes, both horizontally and vertically integrated, to provide a competitive advantage for mission-critical OEMs. Syntec Optics recently launched new products, including Low Earth Orbit (LEO) satellite optics, lightweight night vision goggle optics, biomedical equipment optics, and precision microlens arrays. To learn more, visit www.syntecoptics.com.

Forward-Looking Statements

The 2023 financial results contained in this press release are subject to finalization in connection with the completion of the audit and the preparation of the Company's Annual Report Form 10-K report for the year ended December 31, 2023. This press release contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Syntec Optics, market size, and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "plan," "targets," "projects," "could," "would," "continue," "forecast" or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Syntec Optics), which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Syntec Optics and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) risk outlined in any prior SEC filings; 2) ability of Syntec Optics to successfully increase market penetration into its target markets; 3) the addressable markets that Syntec Optics intends to target do not grow as expected; 4) the loss of any key executives; 5) the loss of any relationships with key suppliers including suppliers abroad; 6) the loss of any relationships with key customers; 7) the inability to protect Syntec Optics' patents and other intellectual property; 8) the failure to successfully execute manufacturing of announced products in a timely manner or at all, or to scale to mass production; 9) costs related to any further business combination; 10) changes in applicable laws or regulations; 11) the possibility that Syntec Optics may be adversely affected by other economic, business and/or competitive factors; 12) Syntec Optics' estimates of its growth and projected financial results for the future and meeting or satisfying the underlying assumptions with respect thereto; 13) the impact of any pandemic, including any mutations or variants

thereof and the Russian/Ukrainian or Israeli conflict, and any resulting effect on business and financial conditions; 14) inability to complete any investments or borrowings in connection with any further business combination; 15) the potential for events or circumstances that result in Syntec Optics' failure to timely achieve the anticipated benefits of Syntec Optics' customer arrangements; and 16) other risks and uncertainties set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in prior SEC filings including registration statement on Form S-4 filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Syntec Optics does not give any assurance that Syntec Optics will achieve its expected results. Syntec Optics does not undertake any duty to update these forward-looking statements except as otherwise required by law.

If any of these risks materialize or any of the Company's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. All forward-looking statements contained in this press release speak only as of the date they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

For further information, please contact:

Sara Hart

Investor Relations

InvestorRelations@syntecoptics.com

SOURCE: Syntec Optics Holdings, Inc. (Nasdaq: OPTX)

SYNTEC OPTICS HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2023 AND 2022

	2023	2022
ASSETS		
Current Assets		
Cash	$ 2,158,245	526,182
Accounts Receivable, Net	6,800,064	5,925,724
Inventory	5,834,109	3,626,360
Prepaid Expenses and Other Assets	359,443	689,385
Total Current Assets	15,151,861	10,767,651
Property and Equipment, Net	11,101,052	11,624,819
Operating Lease Right of Use Assets, Net	-	63,227
Intangible Assets, Net	295,000	-
Total Assets	$26,547,913	$22,455,697
LIABILITIES AND STOCKHOLDER'S EQUITY		
Current Liabilities		
Accounts Payable	$ 3,042,315	$ 412,058
Accrued Expenses	1,071,257	539,966
Federal Income Tax Payable	370,206	108,738
Deferred Revenue	-	348,095
Line of Credit	6,537,592	6,400,000
Current Maturities of Debt Obligations	362,972	1,624,851
Current Maturities of Operating Lease Liabilities	-	13,374
Total Current Liabilities	11,384,342	9,447,082
Long-Term Liabilities		
Long-Term Debt Obligations	2,024,939	1,913,538
Long-Term Operating Lease Liabilities	-	49,853
Due to Related Parties	-	11,767

	2023	2022
Deferred Grant Revenue	-	300,000
Deferred Income Taxes	74,890	1,274,104
Total Long-Term Liabilities	2,099,829	3,549,262
Total Liabilities	13,484,171	12,996,344
Commitments and Contingencies (Note 22)	-	-
Stockholder's Equity		
CL A Common Stock, Par value $.0001 per share; 121,000,000 authorized; 36,688,266 issued and outstanding as of December 31, 2023 31,600,000 issued and outstanding as of December 31, 2022	3,669	3,160
Additional Paid-In Capital	1,927,204	237,692
Retained Earnings	11,132,869	9,218,501
Total Stockholder's Equity	13,063,742	9,459,353
Total Liabilities and Stockholder's Equity	$ 26,547,913	$ 22,455,697

SYNTEC OPTICS HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	2023	2022
Net Sales	$ 29,441,180	$ 27,839,312
Cost of Goods Sold	21,520,189	21,713,220
Gross Profit	7,920,991	6,126,092
General and Administrative Expenses	6,379,879	6,654,326
Income (Loss) from Operations	1,541,112	(528,234)
Other Income (Expense)		
Interest Expense, Including Amortization of Debt Issuance Costs	(654,765)	(335,974)
Other Income	370,914	274,810

Total Other Expense, Net	(283,851)	(61,164)
Income (Loss) Before Provision for (Benefit) Income Taxes	1,257,261	(589,398)
Benefit From Income Taxes	(719,172)	(154,829)
Net Income (Loss)	$ 1,976,433	$ (434,569)
Net Income (Loss) per Common Share		
Basic and diluted	$ 0.06	$ (0.01)
Weighted Average Number of Common Shares Outstanding		
Basic and diluted	32,366,725	31,600,000

SYNTEC OPTICS HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	2023	**2022**
Cash Flows From Operating Activities		
Net Income (Loss)	$ 1,976,433	$ (434,569)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:		
Depreciation and Amortization	2,769,284	3,140,601
Amortization of Debt Issuance Costs	12,451	10,847
Grant Revenue Income	(300,000)	-
Change in Allowance for Expected Credit Losses	(25,820)	-
Change in Reserve for Obsolescence	124,911	(331,881)
Deferred Income Taxes	(1,199,214)	(507,913)
(Increase) Decrease in:		
Accounts Receivable	(848,520)	(756,520)
Inventory	(2,332,660)	1,267,263
Federal Income Tax Receivable	-	100,000
Prepaid Expenses and Other Assets	340,298	(104,407)
Increase (Decrease) in:		
Accounts Payables and Accrued Expenses	2,493,826	(597,709)
Federal Income Tax Payable	129,328	108,738

Deferred Revenue	(348,095)	34,265
Net Cash Provided By Operating Activities	2,792,222	1,928,715
Cash Flows From Investing Activities		
Borrowings (Repayments) from Related Parties, Net	-	40,837
Purchases of Property and Equipment	(1,921,182)	(1,241,637)
Proceeds from Disposal of Property and Equipment	-	515,372
Net Cash Used in Investing Activities	(1,921,182)	(685,428)
Cash Flows From Financing Activities		
Borrowings (Repayments) on Line of Credit, Net	137,592	(1,600,000)
Borrowing on Debt Obligations	1,745,573	-
Repayments on Debt Obligations	(2,908,502)	(917,400)
Repayments on Finance Lease Obligations	-	(222,376)
Cash proceeds from OLIT	45,946	-
Net proceeds from OLIT Trust	1,802,479	-
Distributions	(62,065)	(280,770)
Net Cash Provided By (Used in) Financing Activities	761,023	(3,020,546)
Net Increase (Decrease) in Cash	1,632,063	(1,777,259)
Cash - Beginning	526,182	2,303,441
Cash - Ending	$ 2,158,245	$ 526,182
Supplemental Cash Flow Disclosures:		
Cash Paid for Interest	$ 652,778	$ 319,056
Cash Paid for Taxes	$ 283,561	$ 159,968
Supplemental Disclosures of Non-Cash Investing Activities:		

Asset Acquired and Included in Accounts Payable and Accrued Expenses	$ 642,547	$ 23,213
Loan to Stockholder Settled	$ -	$ 5,505,957
Stock Subscription Receivable Settled	-	176,071
Non-Cash Distributions	$ -	$ 5,682,028

NON-GAAP RECONCILICATION OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	2023	2022
Net (Loss) Income	$ 1,976,433	$ (434,569)
Depreciation & Amortization	2,781,735	3,151,448
Interest Expenses	642,314	325,127
Taxes	(719,172)	(154,829)
Non-Recurring Items	653,018	1,613,112
Adjusted EBITDA	$ 5,334,328	$ 4,500,289

The table above presents our adjusted EBITDA, reconciled to net income for the periods indicated.

SYNTEC OPTICS HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
MARCH 31, 2024 AND DECEMBER 31, 2023

	2024 (unaudited)	2023
ASSETS		
Current Assets		
Cash	$ 1,684,308	2,158,245
Accounts Receivable, Net	5,094,215	6,800,064
Inventory	6,473,850	5,834,109
Prepaid Expenses and Other Assets	397,122	359,443
Total Current Assets	13,649,495	15,151,861
Property and Equipment, Net	10,585,538	11,101,052
Deferred Income Taxes	106,992	-
Intangible Assets, Net	280,000	295,000

Total Assets	$ 24,622,025	$ 26,547,913
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Accounts Payable	$ 2,389,071	$ 3,042,315
Accrued Expenses	1,271,965	1,071,257
Federal Income Tax Payable	247,430	370,206
Deferred Revenue	20,363	-
Line of Credit	5,437,204	6,537,592
Current Maturities of Debt Obligations	447,702	362,972
Total Current Liabilities	9,813,735	11,384,342
Long-Term Liabilities		
Long-Term Debt Obligations	2,953,691	2,024,939
Deferred Income Taxes	-	74,890
Total Long-Term Liabilities	2,953,691	2,099,829
Total Liabilities	12,767,426	13,484,171
Commitments and Contingencies (Note 15)		
Stockholders' Equity		
CL A Common Stock, Par value $.0001 per share; 121,000,000 authorized; 36,688,266 issued and outstanding as of March 31, 2024 and December 31, 2023	3,669	3,669
Additional Paid-In Capital	1,927,204	1,927,204
Retained Earnings	9,923,726	11,132,869
Total Stockholders' Equity	11,854,599	13,063,742
Total Liabilities and Stockholders' Equity	$ 24,622,025	$ 26,547,913

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

SYNTEC OPTICS HOLDINGS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

	2024	2023
Net Sales	$ 6,255,908	$ 6,884,436
Cost of Goods Sold	5,548,465	5,172,735
Gross Profit	707,443	1,711,701
General and Administrative Expenses	2,114,543	1,517,961
(Loss) Income from Operations	(1,407,100)	193,740
Other Income (Expense)		
Interest Expense, Including Amortization of Debt Issuance Costs	(159,867)	(130,021)
Other Income	19,349	751
Total Other Expense, Net	(140,518)	(129,270)
(Loss) Income Before (Benefit) Provision for Income Taxes	(1,547,618)	64,470
(Benefit) Provision for Income Taxes	(338,475)	11,448
Net (Loss) Income	$ (1,209,143)	$ 53,022
Net (Loss) Income per Common Share		
Basic and diluted	$ (0.03)	$ 0.00
Weighted Average Number of Common Shares Outstanding		
Basic and diluted	36,688,266	31,600,000

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

SYNTEC OPTICS HOLDINGS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

	2024	2023
Cash Flows From Operating Activities		
Net (Loss) Income	$ (1,209,143)	$ 53,022
Adjustments to Reconcile (Loss) Income to Net Cash (Used In) Provided By Operating Activities:		
Depreciation and Amortization	695,826	723,938
Amortization of Debt Issuance Costs	1,973	2,712
Change in Allowance for Expected Credit Losses	(24,103)	51,375
Change in Reserve for Obsolescence	208,287	(334)
Deferred Income Taxes	(181,882)	(228,415)
(Increase) Decrease in:		
Accounts Receivable	1,729,951	(44,131)
Inventory	(848,028)	(774,344)
Prepaid Expenses and Other Assets	(37,679)	18,755
Increase (Decrease) in:		
Accounts Payables and Accrued Expenses	(522,630)	548,899
Federal Income Tax Payable	(122,776)	229,855
Deferred Revenue	20,363	(54,593)
Net Cash (Used In) Provided By Operating Activities	(289,841)	526,739
Cash Flows From Investing Activities		
Purchases of Property and Equipment	(95,218)	(226,871)
Net Cash Used in Investing Activities	(95,218)	(226,871)
Cash Flows From Financing Activities		
Repayments on Line of Credit, Net	(1,100,388)	-
Borrowing on Debt Obligations	1,100,388	-
Repayments on Debt Obligations	(88,878)	(246,380)
Distributions	-	(46,106)
Net Cash Used in Financing Activities	(88,878)	(292,486)

Net (Decrease) Increase in Cash	(473,937)	7,382
Cash- Beginning	2,158,245	526,182
Cash- Ending	$ 1,684,308	$ 533,564
Supplemental Cash Flow Disclosures:		
Cash Paid for Interest	$ 157,895	$ 137,773
Cash Paid for Taxes	$ 85,098	$ 10,008
Supplemental Disclosures of Non-Cash Investing Activities:		
Assets Acquired and Included in Accounts Payable and Accrued Expenses	$ 412,641	$ 30,891

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

NON-GAAP RECONCILIATION OF ADJUSTED EBITDA
FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

	2024	2023
Net (Loss) Income	$ (1,209,143)	$ 53,022
Depreciation & Amortization	697,799	726,650
Interest Expenses	157,894	127,309
Taxes	(338,475)	11,448
Non-Recurring Items	25,265	81,258
Adjusted EBITDA	$ (666,660)	$ 999,687

The table above presents our adjusted EBITDA, reconciled to net income for the periods indicated.

Use of Non-GAAP Financial Measures

The Company provides non-GAAP financial measures including EBITDA and Adjusted EBITDA as a supplement to GAAP financial information to enhance the overall understanding of the Company's financial performance and to assist investors in evaluating the Company's results of operations, period over period. Adjusted non-GAAP measures exclude significant unusual items.

Investors should consider these non-GAAP measures as a supplement to, and not a substitute for financial information prepared on a GAAP basis.

Non-GAAP Financial Measures

This Annual Report includes a non-GAAP measure that the Company uses to supplement our results presented in accordance with U.S. GAAP. EBITDA is defined as earnings before interest and other income, tax and depreciation and amortization. Adjusted EBITDA is calculated as EBITDA adjusted for non-recurring items, and business combination expenses. Adjusted EBITDA is a performance measure that we believe is useful to investors and analysts because it illustrates the underlying financial and business trends relating to our core, recurring results of operations and enhances comparability between periods.

Adjusted EBITDA is not a recognized measure under U.S. GAAP and is not intended to be a substitute for any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Investors should exercise caution in comparing our non-GAAP measure to any similarly titled measure used by other companies. This non-GAAP measure excludes certain items required by U.S. GAAP and should not be considered as an alternative to information reported in accordance with U.S. GAAP.

Adjusted EBITDA

The Company defines adjusted EBITDA, a non-GAAP financial measure, as net earnings (loss) before interest and other expenses, net, income tax expense, depreciation and amortization, as adjusted to exclude non-recurring items as outlined in our 10-K and 10-Q. The Company utilizes adjusted EBITDA as an internal performance measure in the management of our operations because we believe the exclusion of these non-cash and non-recurring charges allow for a more relevant comparison of our results of operations to other companies in our industry and is in accordance with the Non-GAAP Financial Measures Compliance & Disclosure Interpretations (Reference Question 102.03).